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                       STATEMENT OF ADDITIONAL INFORMATION

                            SCHWAB ANNUITY PORTFOLIOS
                 101 Montgomery Street, San Francisco, CA 94104

                          SCHWAB MONEY MARKET PORTFOLIO
                SCHWAB ASSET DIRECTOR(R) - HIGH GROWTH PORTFOLIO
                            SCHWAB S&P 500 PORTFOLIO
                                November 8, 1996


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses dated April 29, 1996 (as amended from time to time) for the Schwab Money Market Portfolio (the "Money Market Fund"), and the joint Prospectus dated November 8, 1996 (as amended from time to time) for the Schwab Asset Director-High Growth Portfolio (the "High Growth Fund") and the Schwab S&P 500 Portfolio (the "S&P 500 Fund"), three separately managed investment portfolios (collectively the "Funds") of Schwab Annuity Portfolios (the "Trust"). The Funds are designed to serve as investment vehicles for variable annuity contracts ("Contracts") issued through separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies").

         These Funds are intended for retirement savings or other long-term investment purposes. In the future, shares of the Funds may be offered to other Participating Insurance Companies and their Separate Accounts as an investment vehicle for variable life insurance policies and to qualified pension and retirement plans ("Plans"). To obtain a copy of any of these Prospectuses, please contact the Schwab Annuity Service Center at Charles Schwab & Co., Inc. ("Schwab") at 800-838-0650 or P.O. Box 7785, San Francisco, CA 94120-9420; in
New York State, call 800-838-0649 or write P.O. Box 7806, San Francisco, CA 94120-9327.


                                TABLE OF CONTENTS
                                                                Page

INVESTMENT OBJECTIVES.............................                 2
MANAGEMENT OF THE TRUST...........................                27
PORTFOLIO TRANSACTIONS AND TURNOVER...............                38
DISTRIBUTIONS AND TAXES...........................                36
SHARE PRICE CALCULATION...........................                38
HOW THE FUNDS REFLECT PERFORMANCE.................                39
YIELD.............................................                40
THE BENEFITS OF INTERNATIONAL INVESTING...........                41
INDEXING AND ASSET ALLOCATION.....................                41
GENERAL INFORMATION...............................                44
PURCHASE AND REDEMPTION OF SHARES.................                46
OTHER INFORMATION.................................                46
APPENDIX - RATINGS OF INVESTMENT SECURITIES.......                47
FINANCIAL STATEMENTS..............................               F-1

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                              INVESTMENT OBJECTIVES

                          SCHWAB MONEY MARKET PORTFOLIO


The Money Market Fund's investment objective is maximum current income consistent with liquidity and stability of capital.

                            SCHWAB ASSET DIRECTOR(R)-
                              HIGH GROWTH PORTFOLIO

         The investment objective of the High Growth Fund is to provide high capital growth with less volatility than an all-stock portfolio. The Fund provides significant exposure to various stock categories, including domestic large and small company stocks and international stocks.

                            SCHWAB S&P 500 PORTFOLIO

         The S&P 500 Fund's investment objective is to track the price and dividend performance (total return) of common stocks of U.S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index(R) (the "S&P 500").

         The investment objectives stated above for each of the Funds, along with certain investment restrictions adopted by the Funds, are fundamental and cannot be changed without approval by holders of a majority of the Funds' outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

               INVESTMENT TECHNIQUES USED BY THE MONEY MARKET FUND

            EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES

         Before investing in Eurodollar certificates of deposit, the Money Market Fund will consider their marketability, possible restrictions on international currency transactions and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes.

         Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities.


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                               SECTION 4(2) PAPER

         Commercial paper and other securities are issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. Section 4(2) paper generally is sold to institutional investors, such as the Money Market Fund, who agree that they are purchasing the paper for investment and not for public distribution. Any resale by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) paper is normally resold to other institutional investors such as the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper sold and offered under Rule 144A will continue to develop, Charles Schwab Investment Management, Inc. (the "Investment Manager"), pursuant to guidelines approved by the Board of Trustees, will carefully monitor the Money Market Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information.

               ASSET-BACKED COMMERCIAL PAPER AND OTHER SECURITIES

         The Money Market Fund can invest a portion of its assets in asset-backed commercial paper and other money market fund Eligible Securities. (See "Money Market Fund Investment Policies and Restrictions.") The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

         Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. This credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

         Bank notes are notes used to represent debt obligations issued by banks in large denominations.

             MONEY MARKET FUND INVESTMENT POLICIES AND RESTRICTIONS

         Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Money Market Fund.





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THE MONEY MARKET FUND MAY NOT:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Concentrate 25% or more of the value of its assets in any one industry; provided, however, that the Money Market Fund reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Money Market Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies.

(5) Invest more than 5% of its total net assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) that, with their predecessors, have a record of less than three years of continuous operation.

(6) Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended, hereinafter the "1933 Act"). The Money Market Fund will invest no more than 10% of its net assets in illiquid securities.

(7) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act).

(8) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or its Investment Manager individually own beneficially more than 1/2 of 1% of the securities of that issuer and together beneficially own more than 5% of the securities of such issuer.

(9) Invest in commodities or commodity contracts, including futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest for the purpose of exercising control or management of another issuer.

(11) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.(1)



---------------------
(1) See the description of the Trustees' deferred compensation plan under "Management of the Trust" in this Statement of Additional Information for an exception to this investment restriction.





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(12)  Make loans to others, except the Money Market Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities (up to one-third of the Money Market Fund's total assets) in accordance with its investment objectives and policies.

(13) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. The Money Market Fund will not borrow for leverage purposes or purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding. If, for any reason, the current value of the Money Market Fund's total net assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Money Market Fund will, within three business days, reduce its indebtedness to the extent necessary.

(14)  Write, purchase or sell puts, calls or combinations thereof.

(15) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(16) Invest in interests in oil, gas, mineral leases or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(17) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(18)  Issue senior securities as defined in the 1940 Act.

         Except for restrictions (4) and (13), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation.

         The Money Market Fund will purchase only securities that present minimal credit risks and which are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities").(1) An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less: (a) that is rated by the requisite nationally recognized statistical rating organizations ("NRSROs") (currently Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff and Phelps Credit Rating Co. ("Duff"), Fitch


---------------

(1) See the description of the Trustees' deferred compensation plan under "Management of the Trust" in this Statement of Additional Information for an exception to this investment restriction.


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      Investors Service, Inc. ("Fitch"), Thomson Bankwatch, and, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA, Inc.)
      designated by the Securities and Exchange Commission (the "SEC") in one of the two highest rating categories for short-term debt obligations (the requisite NRSROs being any two or, if only rated by one, that one NRSRO), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less and: (a) whose issuer received a rating in one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security or (b) that has long-term ratings from the requisite NRSROs that are in one of the two highest categories; or

(3) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) and to represent minimal credit risks.

         A First Tier Security is any Eligible Security that carries (or other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating is sufficient if only one NRSRO rates the security), or that the Investment Manager has determined, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to such a security. A Second Tier Security is any other Eligible Security.

         The Money Market Fund will limit its investments in the First Tier Securities of any one issuer to no more than 5% of its assets. (Repurchase agreements collateralized by non-government securities will be taken into account when making this calculation.) Moreover, the Money Market Fund's total holdings of Second Tier Securities will not exceed 5% of its assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of the Money Market Fund's assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-government securities will be First Tier Securities at the time the repurchase agreements are executed.

         As noted above, the Money Market Fund will not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its assets would be invested in securities of that issuer. However, pursuant to an exception under the 1940 Act, the Money Market Fund may invest up to 25% of the value of its total assets in First Tier securities of a single issuer for a period of up to 3 Business Days after the purchase thereof.

         Also as noted above, the Money Market Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes. Such borrowing will


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magnify declines as well as increases in the net asset value of the Money Market
Fund's shares and in the net yield on the Money Market Fund's investments. Borrowing also increases the Money Market Fund's exposure to capital risk.

     INVESTMENT TECHNIQUES USED BY THE HIGH GROWTH FUND AND THE S&P 500 FUND

                               FOREIGN INVESTMENTS

         The High Growth Fund expects to invest in stocks of foreign issuers. Investing in foreign issuers involves certain special considerations, including those set forth below, which typically are not associated with investing in U.S. issuers. Since investments in the securities of foreign issuers are usually made and held in foreign currencies, and since the High Growth Fund may hold cash in foreign currencies, they may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of foreign companies have less volume, are less liquid and are more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the High Growth Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, which increases the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the High Growth Fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the High Growth Fund to miss attractive investment opportunities. Losses to the High Growth Fund that arise out of the inability to fulfill a contract to sell such securities could result in potential liability to the High Growth Fund.

         In addition, with respect to those countries in which the High Growth Fund may invest or other countries which may have a significant impact on the companies in which the High Growth Fund may invest, there is the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war, which could affect the High Growth Fund's investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The High Growth Fund may invest up to 5% of its net assets in companies located in developing countries. Compared to the United States and other developed countries, developing


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countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries have historically offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

         Hong Kong. In addition to the risks discussed above, it is impossible to currently foresee what risk, if any, may exist to the High Growth Fund's investments as a result of the planned 1997 incorporation of the British Crown Colony of Hong Kong into the People's Republic of China. Shareholders should note that the risks discussed above may increase depending on political and economic developments as the scheduled time for the change in government in Hong Kong draws nearer.

                               DEPOSITARY RECEIPTS

         The High Growth Fund may invest up to 5% of its total net assets in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Global Depositary Shares ("ADRs," "EDRs," "GDRs" and "GDSs," respectively) or other similar global instruments, which are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs, EDRs, GDRs and GDSs can be sponsored or unsponsored. Sponsored ADRs, EDRs, GDRs and GDSs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs, EDRs, GDRs and GDSs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs, EDRs, GDRs or GDSs.

                              OPTIONS ON SECURITIES

         Writing Covered Options. Both the High Growth Fund and the S&P 500 Fund may write (sell) covered call and put options on any securities in which they may invest. The High Growth Fund and S&P 500 Fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. All call options written by the High Growth Fund and S&P 500 Fund are covered, which means that the High Growth Fund and S&P 500 Fund will own the securities subject to the option so long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the High Growth Fund and S&P 500 Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

         All put options the High Growth Fund and S&P 500 Fund write will be covered, which means that each of the High Growth Fund and S&P 500 Fund will have deposited with its custodian cash, U.S. Government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's or S&P or, if unrated, determined by the High Growth Fund's and S&P 500 Fund's Investment Manager to be of comparable credit quality) with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the High Growth Fund and S&P 500 Fund. However, in return for the option premium, the High Growth Fund and S&P 500 Fund accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

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         The High Growth Fund and S&P 500 Fund may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. These purchases are referred to as "closing purchase transactions."

         Purchasing Options. The High Growth Fund and S&P 500 Fund may purchase put and call options on any securities in which they may invest or options on any securities index based on securities in which they may invest. The High Growth Fund and S&P 500 Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The purchase of a call option would entitle the High Growth Fund and S&P 500 Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The High Growth Fund and S&P 500 Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the High Growth Fund and S&P 500 Fund would realize either no gain or a loss on the purchase of the call option.

         Risks Associated With Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the High Growth Fund and S&P 500 Fund are unable to effect a closing purchase transaction with respect to covered options they have written, the High Growth Fund and S&P 500 Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the High Growth Fund and S&P 500 Fund are unable to effect a closing sale transaction with respect to options they have purchased, they would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) an exchange may impose restrictions on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a

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result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The High Growth Fund and S&P 500 Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the High Growth Fund and S&P 500 Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves. The High Growth Fund and S&P 500 Fund will write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the Funds, does not exceed 5% of each of the High Growth Fund's and S&P 500 Fund's net assets, respectively.

                          FOREIGN CURRENCY TRANSACTIONS

         Forward Foreign Currency Exchange Contracts. The High Growth Fund may enter into forward foreign currency exchange contracts in several circumstances. The High Growth Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The High Growth Fund expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (so-called "transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

         For transaction hedging purposes, the High Growth Fund enters into foreign currency transactions with respect to specific receivables or payables of the funds arising in connection with the purchase or sale of portfolio securities. By transaction hedging, the High Growth Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between (i) the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and (ii) the transaction's settlement date. When engaging in position hedging, the High Growth Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities which the High Growth Fund expects to purchase).

         When engaging in position and/or transaction hedging, the High Growth Fund may purchase or sell foreign currencies on a spot (or cash) basis at the prevailing spot rate and also may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts ("futures contracts"). The High Growth Fund also may purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies. A put option on a futures contract gives the High Growth Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on currency gives the High Growth Fund the right to sell a currency at an exercise price until the expiration of the option. A call

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option on a futures contract gives the High Growth Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the High Growth Fund the right to purchase a currency at the exercise price until the expiration of the option.

         Hedging transactions involve costs and may result in losses, and the ability of the High Growth Fund to engage in hedging transactions may be limited by tax considerations. Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the High Growth Fund owns or expects to purchase or sell. They simply establish a rate of exchange that may be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a possible decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency.

         Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the ability of the High Growth Fund to use forward foreign currency exchange contracts may be restricted.

         The High Growth Fund will enter into a forward foreign currency exchange contract only when the market value of such contract, when aggregated with the market value of all other such contracts held by the High Growth Fund, does not exceed 5% of the High Growth Fund's net assets.

         The High Growth Fund generally will not enter into a forward contract with a term of greater than one year.

         While the High Growth Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the High Growth Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the High Growth Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the High Growth Fund's portfolio holdings of securities denominated in a particular currency and forward contracts into which the High Growth Fund enters. Such imperfect correlation may cause the High Growth Fund to sustain losses, which will prevent the High Growth Fund from achieving a complete hedge or expose the High Growth Fund to risk of foreign exchange loss.

         Writing and Purchasing Currency Call and Put Options. The High Growth Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. A call option written by the High Growth Fund would obligate the High Growth Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the High Growth Fund would obligate the High Growth Fund to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves a risk that the High Growth Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

         The High Growth Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. These purchases are referred to as "closing purchase transactions." The High Growth Fund would also be able to enter into

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
closing sale transactions in order to realize gains or minimize losses on options purchased by the High Growth Fund.

         The purchase of a call option would entitle the High Growth Fund to purchase specified currency at a specified price during the option period in return for the premium paid. The High Growth Fund would ordinarily realize a gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle the High Growth Fund to sell specific currency at a specified price during the option period in exchange for the premium paid. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the High Growth Fund's portfolio securities due to currency exchange rate fluctuations. The High Growth Fund would ordinarily realize a gain, if, during the option period, the value of the underlying currency were to decrease below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the High Growth Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

         Special Risks Associated With Options on Foreign Currency. An exchange traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the High Growth Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the High Growth Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the High Growth Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate. This could result in an exchange instituting special procedures that may interfere with the timely execution of customers' orders.

         The High Growth Fund will purchase and write over-the-counter options only to the extent consistent with its limitations on investments in illiquid securities, as described in its Prospectus. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out purchasing and writing activities.

               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The High Growth Fund and S&P 500 Fund may purchase and sell various kinds of futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. All futures contracts entered into by the High Growth Fund and S&P 500 Fund are traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates or on foreign exchanges. The High Growth Fund and S&P 500 Fund are not permitted to engage in speculative futures trading.

         Futures Contracts. A futures contract generally may be described as an agreement between two parties to buy and sell particular financial instruments for an agreed upon price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the High Growth Fund and S&P 500 Fund can seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, the High Growth Fund and S&P 500 Fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, the High Growth Fund can sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. The High Growth Fund can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the High Growth Fund has acquired or expects to acquire.

         Although futures contracts, by their terms, generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The High Growth Fund and S&P 500 Fund may incur brokerage fees when they purchase or sell futures contracts.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While the High Growth Fund's and S&P 500 Fund's futures contracts on securities or currency will usually be liquidated in this manner, the High Growth Fund and S&P 500 Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for them to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the High Growth Fund and S&P 500 Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the High Growth Fund and S&P 500 Fund obtain the benefit of the futures position if prices move in a favorable direction but limit their risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the High Growth Fund's and S&P 500 Fund's assets. By writing a call option, the High Growth Fund and S&P 500 Fund become obligated, in exchange for the premium, to sell a futures contract that may have a value lower than the exercise price. Thus, the loss incurred by the High Growth Fund and S&P 500 Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The High Growth Fund and S&P 500 Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that these closing transactions can be effected. The High Growth Fund's and S&P 500 Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Hedging Strategies With Futures. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the High Growth Fund and S&P 500 Fund own or propose to acquire.

         Such futures contracts may include contracts for the future delivery of securities held by the High Growth Fund and S&P 500 Fund or securities with characteristics similar to those of the High Growth Fund's and S&P 500 Fund's portfolio securities. Similarly, the High Growth Fund may sell futures contracts on currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Manager, there is a sufficient degree of correlation between price trends for the High Growth Fund's and S&P 500 Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the High Growth Fund and S&P 500 Fund may also enter into such futures contracts as part of their hedging strategy. Although, under some circumstances, prices of securities in the High Growth Fund's and S&P 500 Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Manager will attempt to estimate the extent of this difference in volatility based on historical patterns. The Investment Manager will attempt to compensate for this volatility by having the High Growth Fund and S&P 500 Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a particular hedge against price changes affecting the High Growth Fund's and S&P 500 Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of the portfolio securities will be offset substantially by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the High Growth Fund's and S&P 500 Fund's portfolio securities will be offset substantially by a decline in the value of the futures position.

         On other occasions, the High Growth Fund and S&P 500 Fund may take "long" positions by purchasing such futures contracts. This would be done, for example, when the High Growth Fund and S&P 500 Fund anticipate the subsequent purchase of particular securities when they have the necessary cash but expect the prices or currency exchange rates available on the intended date of purchase in the applicable market to be less favorable than prices that are currently available.

         When buying or selling futures contracts, a Fund must deposit an amount of cash, cash equivalents, or liquid, high-quality debt instruments with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which will be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made at least daily as the price of the futures contract fluctuates and the Fund's position in the contract becomes more or less valuable. This process is known as "marking-to-market."

         Regulations of the CFTC applicable to the High Growth Fund and S&P 500 Fund generally require that all of their futures transactions constitute "bona fide" hedging transactions. As a result, a Fund will normally sell futures contracts to protect against a decrease in the price of securities it owns but intends to sell or purchase futures contracts to protect against an increase in the price of securities it intends to purchase. In addition, the High Growth Fund and S&P 500 Fund may purchase and sell futures contracts and options as a substitute for a comparable market position in the underlying securities. Futures transactions need not constitute "bona fide" hedging under CFTC regulations if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of each Fund's net assets.

         Risks Involved in Futures and Options Transactions. Futures and options transactions involve risks which, in some strategies, can be substantial, due to the low margin deposits required and the extremely high degree of leverage involved in futures and options trading. However, to the extent the High Growth Fund's and S&P 500 Fund's futures and options practices are limited to hedging purposes, the Investment Manager does not believe that the High Growth Fund and S&P 500 Fund are subject to the degree of risk frequently associated with futures and options transactions. To the extent the High Growth Fund and S&P 500 Fund engage in the use of futures and options on futures other than for hedging purposes, the High Growth Fund and S&P 500 Fund may be subject to additional risk.

         Three principal areas of risk are present when futures and options contracts are used even in a hedging context. First, there may not always be a liquid secondary market for a futures or option contract at the time when the High Growth Fund or S&P 500 Fund seek to "close out" its position. If the High Growth Fund or S&P 500 Fund is unable to "close out" a futures or option position and prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin, and if the Fund has insufficient cash to meet this requirement, it may have to sell portfolio securities at a disadvantageous time. In addition, the Fund might be required to deliver the securities underlying futures or options contracts it holds. The High Growth Fund and S&P 500 Fund will seek to reduce the risk that they will be unable to "close out" contracts by entering only futures or options contracts that are traded on national exchanges and for which there appear to be a liquid secondary market.

         It is also possible that changes in the prices of futures or options contracts might correlate imperfectly, or not at all, with changes in the market values of the securities being hedged. This situation could result from price distortions in the futures or options markets due to, among other things, active trading by speculators and use of offsetting "closing" transactions by other investors seeking to avoid meeting additional margin deposit requirements. In the event of significant market distortions, it is possible that the High Growth Fund and S&P 500 Fund could lose money on futures or options contracts and experience appreciation in the value of their portfolio securities, or vice versa.

         Finally, adverse market movements could cause the High Growth Fund and S&P 500 Fund to lose up to their full investment in an options contract and/or to experience substantial losses on an investment in a futures contract. However, barring such significant market distortions, a similar result could be expected were the High Growth Fund and S&P 500 Fund to invest directly in the securities being hedged. There is also the risk of loss by either Fund of margin deposits in the event of bankruptcy of a broker with whom either Fund has an open position in a futures contract or option.

         The extent to which the High Growth Fund and S&P 500 Fund may purchase and sell futures, options, equity index participations and index participation contracts may be limited by each Fund's intention to meet Internal Revenue Code of 1986, as amended (the "Code"), requirements for qualification as a regulated investment company. See "Distributions and Taxes - Federal Income Tax."

                                      SWAPS

         The High Growth Fund may enter into swaps on various securities (such as U.S. Government securities), securities indices, interest rates, prepayment rates, foreign currencies or other financial instruments or indices in order to protect the value of the High Growth Fund from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the High Growth Fund's investments are traded, for both hedging and non-hedging purposes. While swaps are different from futures contracts (and options on futures contracts) in that swap contracts are individually negotiated with specific counterparties, the High Growth Fund will use swap contracts for purposes similar to the purposes for which they use options, futures and options on futures. Those uses of swap contracts (i.e., risk management and hedging) present the Fund with risks and opportunities similar to those associated with options contracts, futures contracts and options on futures. See "Futures Contracts and Options on Futures Contracts."

         The High Growth Fund may enter into these transactions to manage its exposure to changing interest rates and other market factors. Some transactions may reduce the High Growth Fund's exposure to market fluctuations, while others may tend to increase market exposure.

         The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary fund securities transactions. If the Investment Manager is incorrect in its expectations of market values, interest rates or currency exchange rates, the investment performance of the High Growth Fund would be less favorable than it would have been if this investment technique were not used. The High Growth Fund will invest up to 5% of its net assets in swaps.

                                 PREFERRED STOCK

         The High Growth Fund may invest in preferred stock. Preferred stock has priority over common stock as to income and generally as to assets of an issuer; however, income is usually limited to a definitive percentage regardless of the issuer's earnings. Preferred stock usually has limited voting rights. The High Growth Fund will invest up to 5% of its net assets in preferred stock.

                             CONVERTIBLE SECURITIES

         The High Growth Fund may invest up to 5% of its net assets in securities that are convertible into common stock, including convertible bonds that are investment grade, convertible preferred stocks and warrants. The S&P 500 Fund will not purchase convertible securities directly. It may, however, hold convertible securities to the extent that such holdings are incident to its ownership of common stocks.

         Convertible bonds are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

         Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues are typically more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         Warrants. The High Growth Fund and S&P 500 Fund may invest in warrants, which are options to purchase equity securities at specific prices for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price and the right to purchase the underlying security.

                         REAL ESTATE-RELATED INVESTMENTS

         The High Growth Fund may invest no more than 5% of its net assets in real estate-related investments. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

                       PRECIOUS METAL-RELATED INVESTMENTS

         The High Growth Fund may invest no more than 5% of its net assets in precious metal-related investments. The High Growth Fund and the S&P 500 Fund may invest in common stocks of domestic companies principally engaged in precious metal-related activities which include companies principally engaged in the extraction, processing, distribution or marketing of precious metals if at the time of investment the Investment Manager considers that at least 50% of the company's assets, revenues or profits are derived from the precious metal industry. The High Growth Fund may also invest in securities of foreign companies principally engaged in the precious metals industry. For further disclosure on foreign securities, see "Foreign Investments."

         The High Growth Fund and the S&P 500 Fund also may invest in futures on precious metals, such as gold futures, and options thereon. Such investments are subject to the investment limitations on investments in futures and options for the High Growth Fund and the S&P 500 Fund as set forth in "Futures Contracts and Options on Futures Contracts."

         Prices of precious metals can be expected to respond to changes in rates of inflation and to perceptions of economic and political instability. Historically, the prices of precious metals and of securities of companies engaged in the precious metal-related activities have been subject to extreme fluctuations, reflecting wider economic or political instability or other reasons.

                           U.S. GOVERNMENT SECURITIES

         The High Growth Fund and S&P 500 Fund may purchase U.S. Government securities. Direct obligations of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. While obligations of certain U.S. Government agencies and instrumentalities are similarly backed, those of others, such as the Federal National Mortgage Association and the Student Loan Marketing Association, are only supported by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the agency's obligations or the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it were not obligated to do so by law. The High Growth Fund and S&P 500 Fund will invest in U.S. Government securities not backed by the full faith and credit of the U.S. Treasury only when the Investment Manager is satisfied that the credit risk with respect to their issuer is minimal.

                     GOVERNMENT "MORTGAGE BACKED" SECURITIES

         Government "mortgage-backed" (or government guaranteed mortgage-related) securities are among the U.S. Government securities in which the High Growth Fund and S&P 500 Fund may invest. Mortgages backing the securities purchased by the High Growth Fund and S&P 500 Fund include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The High Growth Fund and S&P 500 Fund may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are guaranteed by the government to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares.

         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the High Growth Fund and S&P 500 Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

                          OTHER ASSET-BACKED SECURITIES

         The High Growth Fund may invest a portion of its assets in debt obligations known as "Asset-Backed Securities" that are rated in one of the three highest rating categories by a nationally recognized statistical rating organization (e.g., S&P or Moody's) or, if not so rated, deemed to be of equivalent quality by the Investment Manager pursuant to guidelines adopted by the Board of Trustees. The credit quality of most Asset-Backed Securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities. The rate of principal payments on Asset-Backed Securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any Asset-Backed Security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-Backed Securities may be classified as "Pass-Through Certificates" or "Collateralized Obligations."

         "Pass-Through Certificates" are asset-backed securities that represent undivided fractional ownership interests in the underlying pool of assets. Pass-Through Certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after a deduction for certain costs and expenses incurred in administering the pool. Because Pass-Through Certificates represent ownership interests in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-Backed Securities issued in the form of debt instruments, also known as Collateralized Obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such Asset-Backed Securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the Asset-Backed Securities and any credit support provided. As a result, although payments on such Asset-Backed Securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related Asset-Backed Securities.

                        METHODS OF ALLOCATING CASH FLOWS

         While many Asset-Backed Securities are issued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class Asset-Backed Securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is typically accomplished by creating one or more classes with a right to payments on the Asset-Backed Security subordinate to that of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics that differ both from those of each other and from those of the underlying assets. Examples include so-called "multi-tranche CMOs" (collateralized mortgage obligations) with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the earliest stated maturity, and then sequentially to the class with the next stated maturity), "Strips" (Asset-Backed Securities that entitle the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics that mimic the characteristics of non-Asset-Backed Securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

                             TYPES OF CREDIT SUPPORT

         Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made timely. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of Asset-Backed Securities with credit support that arise out of the structure of the transaction include "senior-subordinated securities" (multiple class Asset-Backed Securities with certain classes subordinate to other classes as to the payment of principal thereon, so that defaults on the underlying assets are borne first by the holders of the subordinated class) and Asset-Backed Securities that have "reserve funds" (cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (the scheduled payments on, or the principal amount of, the underlying assets substantially exceed that required to make payment on the Asset-Backed Securities and pay any servicing or other fees). The degree of credit support provided on each issue is generally based on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an Asset-Backed Security.

                        CREDIT CARD RECEIVABLE SECURITIES

         The High Growth Fund may invest in Asset-Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most of them provide for a fixed period during which only interest payments on the underlying accounts are passed through to the security holder and principal payments received on such accounts are used to fund the transfer of additional credit card charges made on an account to the pool of assets supporting the related Credit Card Receivable Securities. The initial fixed period may usually be shortened upon the occurrence of specified events that signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. Competitive and general economic factors could adversely affect the rate at which new receivables are created in an account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

         Credit card holders are entitled to the protection of certain state and federal consumer credit laws, many of which give card holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on accounts. In addition, unlike most other Asset-Backed Securities, accounts are unsecured obligations of the cardholder.

                CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

         The High Growth Fund and S&P 500 Fund may invest in certificates of deposit, which are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the full amount of the instrument upon maturity. Each Fund will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

                                COMMERCIAL PAPER

         The High Growth Fund and S&P 500 Fund may invest in Commercial Paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The High Growth Fund and S&P 500 Fund will invest only in commercial paper that at the time of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, "Duff 2" or higher by Duff, or "F2" or higher by Fitch, or if unrated by Moody's, S&P, Duff or Fitch, is determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above ratings.

                            OTHER INVESTMENT POLICIES

Securities that are acquired by the High Growth Fund outside the United States and that are publicly traded in the United States, on a foreign securities exchange or in a foreign securities market are not considered by the High Growth Fund to be illiquid assets provided that: (i) the High Growth Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (ii) the High Growth Fund reasonably believes it can dispose of the securities readily in the foreign trading market or for cash in the United States, or (iii) foreign market and current market quotations are available readily. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or of economic or monetary policies in the United States or abroad, or changed circumstances regarding convertibility or exchange rates, could result in investment losses for the High Growth Fund. Investments in foreign securities may also subject the High Growth Fund to losses due to nationalization, expropriation or foreign accounting practices and treatments that differ from those in the United States. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than many U.S. securities. Notwithstanding that the High Growth Fund generally intends to acquire the securities of foreign issuers where there are public trading markets, the High Growth Fund's investments in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the High Growth Fund's portfolio and its ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the High Growth Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

         Loans of Portfolio Securities. The High Growth Fund and S&P 500 Fund may loan securities to qualified broker-dealers or other institutional investors provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the High Growth Fund or S&P 500 Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the High Growth Fund or S&P 500 Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the High Growth Fund or S&P 500 Fund.

         The lending of securities is a common practice in the securities industry. The High Growth Fund and S&P 500 Fund will engage in security lending arrangements with the primary objective of increasing the High Growth Fund's and S&P 500 Fund's income by investing the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent the High Growth Fund and S&P 500 Fund will not lose the tax treatment available to regulated investment companies. The High Growth Fund and S&P 500 Fund will be entitled to all dividends or interest on any loaned securities. Loans of securities involve a risk that the borrower may fail to return the securities or provide additional collateral.

         Repurchase Transactions. Repurchase agreements are instruments under which a buyer acquires ownership of a security from a seller that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the buyer's holding period. Under the 1940 Act, a repurchase agreement is deemed to be the High Growth Fund's and S&P 500 Fund's loan of money to the seller, collateralized by the underlying security. The interest rate is effective for the period of time in which the High Growth Fund and S&P 500 Fund are invested in the agreement and is not related to the coupon rate on the underlying security. Any repurchase agreements into which either Fund enters will involve the Fund as the buyer and banks or broker-dealers as the sellers (repurchase agreements with broker-dealers will be limited to obligations of the U.S. Government, its agencies or instrumentalities). The period of these repurchase agreements will usually be short -- from overnight to one week -- and at no time will the High Growth Fund and S&P 500 Fund invest in repurchase agreements for more than one year. However, securities subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation with securities having a market value, including accrued interest, equal to at least 102% of the dollar amount invested by the High Growth Fund and S&P 500 Fund, with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the High Growth Fund and S&P 500 Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The High Growth Fund and S&P 500 Fund might also incur disposition costs in liquidating the collateral. The High Growth Fund and S&P 500 Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of their custodian bank. The High Growth Fund and S&P 500 Fund may not enter into a repurchase agreement of more than seven days duration if, as a result, the market value of the High Growth Fund's and S&P 500 Fund's net assets, together with investments in other securities deemed to be not readily marketable, would be invested in excess of the High Growth Fund's and S&P 500 Fund's limits on investments in illiquid securities.

         In the event of a bankruptcy or other default of a repurchase agreement's seller, the High Growth Fund and S&P 500 Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Each Fund will not invest more than 10% of its net assets at the time of purchase in repurchase agreements maturing in more than seven days and other illiquid securities.

         Illiquid Securities. The High Growth Fund and S&P 500 Fund reserve the right to invest up to 10% of each of their net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the High Growth Fund and S&P 500 Fund have valued the instrument. Subject to this limitation, the High Growth Fund and S&P 500 Fund may invest in restricted securities when such investment is consistent with the High Growth Fund's and S&P 500 Fund's investment objectives, and such securities may be considered to be liquid to the extent the High Growth Fund's and S&P 500 Fund's Investment Manager determines that there is a liquid institutional or other market for such securities. In determining whether a restricted security is properly considered to be a liquid security, the High Growth Fund's and S&P 500 Fund's Investment Manager, under the direction of the Board of Trustees, will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the High Growth Fund and S&P 500 Fund invest in restricted securities that are deemed liquid, the general level of illiquidity in the High Growth Fund's and S&P 500 Fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities contracts. The High Growth Fund and S&P 500 Fund will limit their investments in liquid restricted securities to 5% of their net assets.

         When-Issued and Delayed Delivery Securities. The High Growth Fund and S&P 500 Fund may hold securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price an yield. Generally, a Fund will not pay for securities until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as assets. During the period between the agreement date and the settlement date, the value of such securities may change as the prices of securities in the stock market increase or decrease, or as interest rates change. Default by the other party to the agreement may result in a loss to a Fund.

INVESTMENT RESTRICTIONS & POLICIES FOR THE HIGH GROWTH FUND AND THE S&P 500 FUND

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         The restrictions numbered (1), (2) and (3) immediately below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). For more detailed information, see "1940 Act Restrictions" and "Other Investment Policies." The High Growth Fund and S&P 500 Fund:

(1) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act.

(2) May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder; except that the S&P 500 Fund may concentrate investments only to the extent that the S&P 500 Index(R) is also so concentrated.

(3) May (i) purchase or sell commodities, commodities contracts or real estate; (ii) lend or borrow money; (iii) issue senior securities; (iv) underwrite securities; or (v) pledge, mortgage or hypothecate any of its assets, only if permitted by the 1940 Act or the rules or regulations thereunder.

         The High Growth Fund and S&P 500 Fund have also adopted non-fundamental investment policies, set forth below, which are generally more restrictive than the fundamental investment policies of these Funds. The High Growth Fund's or the S&P 500 Fund's non-fundamental investment policies may be changed by a vote of the Board of Trustees. Any changes in either the High Growth Fund's or the S&P 500 Fund's non-fundamental investment policies will be communicated to the Fund's shareholders prior to the effectiveness of the changes.

                              1940 ACT RESTRICTIONS

         Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act as the investment of more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

                            OTHER INVESTMENT POLICIES

         The following investment policies and restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. The High Growth Fund and S&P 500 Fund may not:

(1) Purchase or sell commodities, commodities contracts or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein, (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(2) Lend money to any person, except that each Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and
         (ii) lend its portfolio securities.

(3) Borrow money or issue senior securities except that each Fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each Fund will not purchase securities while borrowings represent more than 5% of its total assets.

(4) Pledge, mortgage or hypothecate any of its assets except that, to secure allowable borrowings, each Fund may do so with respect to no more than one-third of the value of its total assets.

(5) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(6) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

(7) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

(10) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

(11) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

(12) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

(13)     Make short sales, except for short sales against the box.

(14) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

(15) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                             MANAGEMENT OF THE TRUST

         OFFICERS AND TRUSTEES. The officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:

                            POSITION WITH
NAME/DATE OF BIRTH          THE TRUST                     PRINCIPAL OCCUPATION
------------------          -------------                 --------------------
CHARLES R. SCHWAB*          Chairman and Trustee          Chairman, Chief Executive Officer and
July 29, 1937                                             Director, The Charles Schwab
                                                          Corporation; Chairman and Director,
                                                          Charles Schwab & Co., Inc. and Charles
                                                          Schwab Investment Management, Inc.;
                                                          Chairman and Director, The Charles
                                                          Schwab Trust Company; Chairman and
                                                          Director (current board positions), and
                                                          Chairman (officer position) until
                                                          December 1995, Mayer & Schweitzer, Inc.
                                                          (a securities brokerage subsidiary of
                                                          The Charles Schwab Corporation);
                                                          Director, The Gap, Inc. (a clothing
                                                          retailer), Transamerica Corporation (a
                                                          financial services organization),
                                                          AirTouch Communications (a
                                                          telecommunications company) and Siebel
                                                          Systems (a software company).

TIMOTHY F. McCARTHY**       President and Trustee         Executive Vice President - Mutual
September 19, 1951                                        Funds, Charles Schwab & Co., Inc.;
                                                          Executive Vice President, President -
                                                          Financial Products and International
                                                          Group, The Charles Schwab Corporation;
                                                          Chief Executive Officer, Charles Schwab
                                                          Investment Management, Inc.; President,
                                                          Chief Financial Officer and Director,
                                                          Charles Schwab Limited; Director, Mayer
                                                          & Schweitzer. From 1994 to 1995, Mr.
                                                          McCarthy was Chief Executive Officer,
                                                          Jardine Fleming Unit Trusts Ltd.;

------------------------
      *Mr. Schwab is an "interested person" of the Trust.

     **Mr. McCarthy is an "interested person" of the Trust.

                            POSITION WITH
NAME/DATE OF BIRTH          THE TRUST                     PRINCIPAL OCCUPATION
------------------          -------------                 --------------------
                                                          Executive Director, Jardine Fleming
                                                          Holdings Ltd.; Chairman, Jardine
                                                          Fleming Taiwan Securities Ltd.; and
                                                          Director of JF India and Fleming
                                                          Flagship, Europe. Prior to 1994, he was
                                                          President of Fidelity Investments
                                                          Advisor Group, a division of Fidelity
                                                          Investments in Boston.


DONALD F. DORWARD            Trustee                      President and Chief Executive Officer,
September 23, 1931                                        Dorward & Associates (advertising and
                                                          marketing/consulting).

ROBERT G. HOLMES             Trustee                      Chairman, Chief Executive Officer and
May 15, 1931                                              Director, Semloh Financial, Inc. Semloh
                                                          Financial is an international financial
                                                          services and investment advisory firm.

DONALD R. STEPHENS           Trustee                      Managing Partner, D.R. Stephens & Co.
June 28, 1938                                             (investment banking). Since 1985, Mr.
                                                          Stephens has been Chairman and Chief
                                                          Executive Officer of North American
                                                          Trust (a real estate investment trust).
                                                          Prior to 1992, Mr. Stephens was
                                                          Chairman and Chief Executive Officer of
                                                          the Bank of San Francisco.

MICHAEL W. WILSEY             Trustee                     Chairman, Chief Executive Officer and
August 18, 1943                                           Director, Wilsey Bennett, Inc. (truck
                                                          and air transportation, real estate
                                                          investment and management, and
                                                          investments).

                            POSITION WITH
NAME/DATE OF BIRTH          THE TRUST                     PRINCIPAL OCCUPATION
------------------          -------------                 --------------------
TAI-CHIN TUNG               Treasurer and Principal       Vice President - Finance, Charles
March 7, 1951               Financial Officer             Schwab & Co., Inc.; Controller, Charles
                                                          Schwab Investment Management, Inc. From
                                                          1994 to 1996, Ms. Tung was Controller
                                                          for Robertson Stephens Investment
                                                          Management, Inc. From 1993 to 1994, she
                                                          was Vice President of Fund Accounting,
                                                          Capital Research and Management Co.
                                                          Prior to 1993, Ms. Tung was Senior Vice
                                                          President of the Sierra Funds and Chief
                                                          Operating Officer of Great Western
                                                          Financial Securities.

WILLIAM J. KLIPP*            Senior Vice President,       Executive Vice President-SchwabFunds,
December 9, 1955             Chief Operating Officer      Charles Schwab & Co., Inc.; President
                             and Trustee                  and Chief Operating Officer, Charles
                                                          Schwab Investment Management, Inc.
                                                          Prior to 1993, Mr. Klipp was Treasurer
                                                          of Charles Schwab & Co., Inc. and Mayer
                                                          & Schweitzer, Inc.

STEPHEN B. WARD              Senior Vice President and    Senior Vice President and Chief
April 5, 1955                Chief Investment             Investment Officer, Charles Schwab
                             Officer                      Investment Management, Inc.

FRANCES COLE                 Secretary                    Vice President, Chief Counsel, Chief
September 9, 1955                                         Compliance Officer and Assistant
                                                          Corporate Secretary, Charles Schwab
                                                          Investment Management, Inc.

------------------------

*Mr. Klipp is an "interested person" of the Trust.

                            POSITION WITH
NAME/DATE OF BIRTH          THE TRUST                     PRINCIPAL OCCUPATION
------------------          -------------                 --------------------

DAVID H. LUI                Assistant Secretary           Vice President and Senior Counsel -
October 14, 1960                                          Charles Schwab Investment Management,
                                                          Inc. From 1991 to 1992, he was
                                                          Assistant Secretary and Assistant
                                                          Corporate Counsel for the Franklin
                                                          Group of Mutual Funds.

CHRISTINA M. PERRINO        Assistant Secretary           Vice President and Senior Counsel -
June 16, 1961                                             Charles Schwab Investment Management,
                                                          Inc. Prior to 1994, she was Counsel and
                                                          Assistant Secretary for North American
                                                          Security Life Insurance Company and
                                                          Secretary for North American Funds.

         Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust, The Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                       TRUSTEE DEFERRED COMPENSATION PLAN

         Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to the Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of shares of beneficial interest of The Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust.

         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. These transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. (See "Investment Policies and Restrictions.")

                              COMPENSATION TABLE(1)


                                                   Pension or
                                                   Retirement            Estimated Annua(l)
                                                   Benefits Accrued      Benefits Upon          Total
                             Aggregate             as Part of Fund       Retirement from        Compensation
Name of Person,              Compensation          Expenses from the     the Fund               from the Fund
Position                     from the Trust        Fund Complex(2)       Complex(2)             Complex(2)
---------------              --------------        -----------------     ------------------     -------------
Charles R. Schwab,                  0                    N/A                   N/A                       0
Chairman and Trustee

Elizabeth G. Sawi(3),               0                    N/A                   N/A                       0
President and Trustee

Timothy F. McCarthy(4),             0                    N/A                   N/A                       0
President and Trustee

William J. Klipp,                   0                    N/A                   N/A                       0
Sr. Vice President,
Chief Operating
Officer and Trustee

Donald F. Dorward,             $1,300                    N/A                   N/A                 $73,000
Trustee

Robert G. Holmes,              $1,300                    N/A                   N/A                 $73,000
Trustee

Donald R. Stephens,            $1,300                    N/A                   N/A                 $73,000
Trustee

Michael W. Wilsey,             $1,300                    N/A                   N/A                 $73,000
Trustee


(1)    Figures are for the Trust's fiscal year ended December 31, 1995.

(2) "Fund Complex" comprises all 26 funds of the Trust, The Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust.

(3)    Ms. Sawi served as President and Trustee until October 1995.

(4)    Mr. McCarthy became President and Trustee in October 1995.

                    ----------------------------------------

                               INVESTMENT MANAGER


         The Investment Manager, a wholly-owned subsidiary of The Charles Schwab Corporation, serves as the investment adviser for all the Funds and administrator pursuant to an Investment Advisory and Administration Agreement dated March 28, 1994 (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the Schwab mutual fund complex, a family of 29 mutual funds with over $40 billion in assets as of October 25, 1996. The Investment Manager is an affiliate of Schwab and is the Trust's distributor and shareholder services and transfer agent.

         The Advisory Agreement will be in effect for an initial two year term and thereafter will continue in effect for one year terms, subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

         Money Market Fund. For its advisory and administrative services to the Money Market Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $2 billion; 0.45% of such net assets over $2 billion but not in excess of $3 billion; and 0.40% of such net assets over $3 billion. For the fiscal period ended December 31, 1995 and for the fiscal period from May 3, 1994 (commencement of operations) to December 31, 1994, the Fund paid investment advisory and administration fees of $53,557 and $608, respectively (fees were reduced by $60,678 and $52,949, respectively).

         High Growth Fund. For its advisory and administrative services to the High Growth Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of the Fund's average daily net assets not in excess of $1 billion; 0.69% of the next $1 billion; and 0.64% of such net assets over $2 billion.

         The Investment Manager and Schwab have guaranteed that, through at least July 1, 1997, the total fund operating expenses for the High Growth Fund will not exceed 0.75% of the Fund's average daily net assets.

         S&P 500 Fund. For its advisory and administrative services to the S&P 500 Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.36% of the Fund's average daily net assets not in excess of $1 billion; 0.33% of the next $1 billion; and 0.31% of such net assets over $2 billion.

         The Investment Manager and Schwab have guaranteed that, through at least July 1, 1997, the total Fund operating expenses will not exceed 0.35% of the average daily net assets of the Fund.

         Additional Information. The Advisory Agreement provides that the fees to be paid to the Investment Manager will be less than the amount that would cause the aggregate operating expenses of a Fund (excluding interest, taxes, net brokerage commissions and extraordinary expenses) in any year to exceed the most stringent limits prescribed by any state in which shares of a Fund are offered for sale. The most stringent current limit for such expenses is 2.5% of a fund's first $30 million of average net assets, 2.0% of a fund's next $70 million of average net assets and 1.5% of a fund's average net assets in excess of $100 million.

         From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages with similar investment objectives as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").

                                   SUB-ADVISER

         The Investment Manager has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with respect to the High Growth Fund with Symphony Asset Management, Inc. (the "Sub-Adviser") pursuant to which Symphony Asset Management, Inc. will act as the High Growth Fund's sub-adviser. The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and currently manages directly and indirectly approximately $700 million in institutional and private account assets.

         The Sub-Adviser furnishes investment advice through direct assistance to the Investment Manager in the development and execution of quantitatively based investment strategies. The Sub-Adviser uses a sophisticated optimization technique known as "Tactical Asset Allocation" in evaluating the optimal allocation of the High Growth Fund's assets among asset categories (stocks, bonds and cash).

         Tactical Asset Allocation is a value-oriented strategy which seeks the highest reward for a given level of risk. Expected returns are measured for each asset category; for stocks, the internal rate of return is measured on forecasted dividend stream; for bonds, the yield to maturity is evaluated on representative long corporate bonds; and for cash-equivalents, yield to maturity is evaluated on representative money market instruments. Risks and correlations of the asset categories are measured from long-term return histories.

         The Investment Manager pays the Sub-Adviser an annual investment sub-advisory fee, payable monthly, of 0.08% of the first $100 million of the aggregate average daily net assets of the High Growth Fund; 0.06% of the next $150 million; 0.04% of the next $600 million; and 0.02% of the Fund's aggregate average daily net assets over $850 million.

                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and the Trust's agent for the purpose of the continuous offering of the Funds' shares. Currently, the Funds are designed as an investment vehicle for Separate Accounts of Participating Insurance Companies and are intended for retirement savings or other long-term investment purposes. The Funds pay the cost for the prospectuses and shareholder reports to be prepared and delivered to existing Participating Insurance Company Contract owners with investment allocations in either of the three sub-accounts. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                          CUSTODIAN AND FUND ACCOUNTANT

         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Money Market Fund and S&P 500 Fund.

         PFPC, Inc., at 400 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Money Market Fund and S&P 500 Fund.

         State Street Bank and Trust Company, at 1 Heritage Drive, North Quincy, Massachusetts 02171-2197, serves as Custodian and as Fund Accountant for the High Growth Fund.

                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

         The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California 94104.

                                  LEGAL COUNSEL

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, is counsel to the Trust.


                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken principally to: pursue the Funds' objective in relation to movements in the general level of interest rates; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing portfolio securities; and meet redemptions of Fund shares. Portfolio transactions may increase or decrease the yield of the Funds depending upon management's ability to correctly time and execute them.

         In effecting securities transactions for the Funds, the Investment Manager seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager generally selects broker-dealers for the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility. In assessing these criteria, the Investment Manager will, among other things, monitor the performance of brokers effecting transactions for the Funds to determine the effect, if any, the Funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the Funds' investments in relatively smaller companies the stocks of which are not as actively traded as those of their larger counterparts. The Funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

         In an attempt to obtain best execution for the Funds, the Investment Manager may also place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the Funds to trade directly with other institutional holders on a net basis. At times, this may allow the Funds to trade larger blocks than would be possible if they were to trade through a single market maker.

         When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. The Investment Manager may also use such resources when it provides advisory services to other investment advisory clients, including mutual funds.

         The Trust expects that purchases and sales of portfolio securities usually will be principal transactions. Securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities.

         In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the Funds on securities exchanges, the Investment Manager will consider (if relevant) whether the compensation to be paid Schwab or any other affiliated broker-dealer will be
(i) fair and reasonable, (ii) at least as favorable to the Funds as commissions that would be charged by other qualified brokers having comparable execution capabilities and (iii) at least as favorable as commissions contemporaneously charged by Schwab or any other affiliated broker-dealer on comparable transactions for its most favored unaffiliated customers. The Funds do not consider it practicable or in the best interests of their shareholders to solicit competitive bids for commission rates on each transaction. However, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of Schwab or any other affiliated broker-dealer within the meaning of the 1940 Act, (i) has prescribed procedures designed to provide that the Funds do not pay commissions that do not meet the standards described above, (ii) reviews those procedures annually to determine whether they remain adequate and
(iii) considers quarterly whether or not the commissions charged by Schwab or any other affiliated broker-dealer have met the standards.

         Brokerage services Schwab provides to the Funds are also subject to Rule 11a2-2(T) under the Securities Exchange Act of 1934, as amended. Rule 11a2-2(T) permits the Funds to use Schwab as a broker provided certain conditions are met. Among these requirements are that members of the exchange not associated with Schwab perform the floor brokerage element of portfolio transactions (that is, execution on the exchange floor or through use of exchange facilities) that the orders to such members be transmitted from off the exchange floor and that neither Schwab nor an associated person of Schwab participates in the execution of the transaction after the order has been so transmitted. In connection with transactions in which Schwab acts as broker for the Funds, Schwab, while not permitted to perform floor brokerage (which is undertaken by members Schwab selects who are not associated with that firm), still continues to bear principal responsibility for determining important elements of overall execution such as timing and order size, and also clears and settles such transactions. Schwab pays the fees charged by those persons performing the described floor brokerage elements. Schwab will not trade directly with the Funds in any transactions in which Schwab or an affiliate acts as principal.

                               PORTFOLIO TURNOVER

         For reporting purposes, each Fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities each Fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

         Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Money Market Fund's portfolio turnover rate for reporting purposes is expected to be zero.

         A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The High Growth Fund and S&P 500 Fund expect that their portfolio turnover rate will not exceed 100% in any given year. This 100% portfolio turnover rate applies to the High Growth Fund's stock and bond categories separately. A high portfolio turnover rate may increase a Fund's transaction costs.

         From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.


                             DISTRIBUTIONS AND TAXES

                                  DISTRIBUTIONS

         The Money Market Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Fund consists of: (1) accrued interest income plus or minus amortized discount or premium, minus (2) accrued expenses allocated to the Fund. If the Money Market Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses to the extent not offset by realized capital gains will be carried forward. It is not anticipated that the Fund will realize any long-term capital gains, but if it does so, these gains will be distributed annually. Trust expenses are accrued each day. Should the net asset value of the Money Market Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and any unrealized gains and losses could affect the amount of the Fund's distributions.

         Since the Funds are intended as an investment vehicle for Plans and Participating Insurance Companies' Separate Accounts, it is anticipated these Plans and Separate Accounts will be the Funds' only shareholders. On each day that the net asset value per share of the Money Market Fund is determined ("Business Day"), the Money Market Fund's net investment income will be declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. (Eastern time)) as a daily dividend to shareholders of record as of the last calculation of net asset value prior to the declaration. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will normally be reinvested monthly in full shares of the Money Market Fund at the net asset value on the 25th day of each month if a Business Day, otherwise on the next Business Day, with the exception of dividends reinvested in December, which are scheduled on the last Business Day in December.

         The High Growth Fund and S&P 500 Fund will distribute substantially all of their net investment income each year, as determined by the Board of Trustees. The High Growth Fund and S&P 500 Fund will distribute net investment income and capital gains, if any, to the Plans and Participating Insurance Company Separate Accounts annually in December. The Participating Insurance Company Separate Accounts will automatically reinvest all distributions in additional shares at the net asset value next determined after their record date.

                              FEDERAL INCOME TAXES

         For a discussion of the tax status of a particular Contract and the tax consequences of ownership of such a Contract, refer to the appropriate Separate Account Prospectus. Shares of the Funds are available only through Separate Accounts of Participating Insurance Companies and Plans.

         It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

         The Funds may engage in investment techniques that may alter the timing and character of the Funds' income. Each Fund may be restricted in its use of these techniques by rules relating to its qualification as a regulated investment company.

         Although the High Growth Fund will attempt not to invest in any non-U.S. corporation which could be treated as a passive foreign investment company ("PFIC"), or become a PFIC, under the Code, it might inadvertently do so. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the High Growth Fund does invest in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent the High Growth Fund does invest in foreign securities that are determined to be PFIC securities and is required to pay a tax on these investments, a credit for this tax would not be allowed to be passed through to the High Growth Fund's shareholders. Therefore, the payment of this tax would reduce the High Growth Fund's economic return from its PFIC shares.

         The foregoing discussion relates only to U.S. federal income tax law.

                             SHARE PRICE CALCULATION

         The Money Market Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Market Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even when there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can, in certain circumstances, lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Money Market Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Money Market Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of this reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if the reduction or suspension had not taken place. Such action could result in investors not receiving a dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Money Market Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


         The High Growth Fund's and S&P 500 Fund's net asset value per share is determined each Business Day at the close of trading on the New York Stock Exchange, generally as of 4:00 p.m. (Eastern time). Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The High Growth Fund and S&P 500 Fund value their portfolio securities daily based on their fair value. Each security the High Growth Fund and S&P 500 Fund hold that is listed on a securities exchange and for which market quotations are available is valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets for which no quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

                        HOW THE FUNDS REFLECT PERFORMANCE

                            STANDARDIZED TOTAL RETURN

         Each Fund may advertise its average annual return. Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

                          NONSTANDARDIZED TOTAL RETURN

         Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return, and/or that it represents aggregate (rather than average) total return.

         In addition, an after-tax total return for each Fund may be calculated by taking that Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of each Fund's total return attributable to capital gains distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

         Each Fund also may report the percentage of that Fund's standardized or non-standardized total return which would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of Fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

         A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

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
                                      YIELD


         The historical performance of the Funds may be shown in the form of yield or effective yield. These measures of performance are described below.

                                      YIELD

         Yield refers to the net investment income generated by a hypothetical investment in the Money Market Fund over a specific 7-day period and the High Growth Fund and S&P 500 Fund over a specific 30-day period. This net investment income is then annualized, which means that the net investment income generated during the 7-day period and 30-day period is assumed to be generated in each 7-day period and 30-day period, respectively, over an annual period, and is shown as a percentage of the investment. For the 7-day period ended December 31, 1995, the Money Market Fund's yield was 5.14%.

                                 EFFECTIVE YIELD

         A Funds' effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized for the Money Market Fund and monthly when annualized for the High Growth Fund and S&P 500 Fund. The effective yield will be slightly higher than the yield due to this compounding effect. For the 7-day period ended December 31, 1995, the Money Market Fund's effective yield was 5.27%.

         Yields quoted for the Money Market Fund include the effect of deducting the Money Market Fund's expenses, but may not include charges and expenses attributable to a Separate Account or a Contract. Since you can only purchase shares of the Money Market Fund through Participating Insurance Companies' Separate Accounts, you should carefully review the appropriate Separate Account Prospectus for information on relevant charges and expenses. Excluding these charges from quotations of the Money Market Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Money Market Fund's performance to those of other mutual funds.

       COMPARING THE PERFORMANCE OF THE FUNDS WITH OTHER FUNDS AND INDICES

         The performance of the Funds may be compared with the performance of other mutual funds by comparing the ratings and rankings of mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available.

         The High Growth Fund also may compare its historical performance figures to the performance of indices similar to its asset categories and sub-categories, and to the performance of "blended indices" similar to the High Growth Fund's portfolio strategies, such as those indices named in the High Growth Fund's Prospectus under "Market Performance."

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
                     THE BENEFITS OF INTERNATIONAL INVESTING


                    INCREASED DIVERSIFICATION CAN LOWER RISK

         To some extent, all U.S.-based investments -- stocks, bonds, mutual funds and certificates of deposit -- are affected by the same economic forces. Tax cuts, interest rate changes and the performance of the U.S. stock market can all influence U.S. investments. Adding international (or overseas) investments to a U.S.-based portfolio has historically reduced the portfolio's overall volatility. Although U.S. and international markets may be interrelated, they do not move in tandem -- so losses in one market can be offset by gains in another.

                     POTENTIALLY HIGHER OVERALL PERFORMANCE

         During the past 10 years ending December 31, 1994, international equity markets outperformed the U.S. equity market and most other U.S. securities investments -- corporate bonds, certificates of deposit and U.S. Treasuries. The returns the international markets produced have also kept investors well ahead of inflation. This historical performance means that investors diversified overseas earned a higher level of return.

                          BROADER GROWTH OPPORTUNITIES

         Investors who limit their portfolios to U.S. securities will not participate in certain investment opportunities. Ten years ago, the United States made up more than half of the world's equity investments. As of December 31, 1993, it represented just over one-third.


                          INDEXING AND ASSET ALLOCATION


         Because the unmanaged performance of a broad-based equity index has often proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. Institutional investors often devote a substantial percentage of their assets to indexed strategies.


         An index typically tracks the performance of a group of securities selected to represent a particular market, and is most often used to gauge that market's performance. The Dow Jones Industrial Average and S&P 500 are two indices designed to measure the performance of U.S. stocks. When investment managers invest indexed separate accounts or index fund assets, they attempt to replicate the performance of the applicable target index by holding all or a representative sample of the securities included in the index.

         An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative and management expenses. The S&P 500 Fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the S&P 500 Fund's performance to be higher or lower than that of an index.

         The S&P 500 Fund is intended to make indexed investing easily available to Schwab customers with the highest level of convenience and economy, thereby facilitating their ability to

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
participate in the long-term performance of the U.S. stock market.

                                THE S&P 500 INDEX

         The S&P 500 is representative of the performance of the U.S. stock market. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the S&P 500 are among the largest, there are also some relatively small companies in the S&P 500. Those companies, however, are generally established companies within their industry group. The S&P 500 identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the S&P 500: Industrials, Utilities, Financial and Transportation.

             ASSET ALLOCATION STRATEGIES USING THE HIGH GROWTH FUND

         Shareholders may choose to invest in the High Growth Fund, which offers the benefits of asset allocation in a single fund. The High Growth Fund invests a portion of its assets in all or a representative sample of the common stocks in the following stock sub-categories: large company; small company and international. Under normal market conditions, the Investment Manager currently intends to utilize an indexing approach to investing within each stock sub-category. The Investment Manager generally intends to track the performance of the S&P 500 for the large company stock sub-category, the Schwab Small-Cap Index(R) for the small company stock sub-category and the Schwab International Index(R) for the international stock sub-category, by investing in all or a representative sample of the common stocks comprising the relevant index. The stock sub-categories of the High Growth Fund will not track the relevant stock indices perfectly because of factors such as Fund expenses. Over the long term, the performance of the Fund's stock sub-categories is expected to correlate generally with that of the relevant stock index. The Investment Manager retains the right to adopt a different portfolio management style without prior notice to shareholders. The Fund's indexing approach for each stock sub-category provides shareholders with the potential benefits to be realized from both an asset allocation strategy and an indexing approach with one investment.

                        THE SCHWAB INTERNATIONAL INDEX(R)

         The Schwab International Index is a broad-based stock market index which contains the common stocks of the 350 largest operating companies (i.e., non-investment companies) incorporated outside the United States. To reduce undue risk, the Index represents equities only from countries that are considered to have developed markets and economies. By tracking the largest companies in developed markets, the Index represents the performance of the "blue chips" of international markets. The Index is also designed to provide a broad representation of the international market, by limiting each country to no more than 35% of the total market capitalization of the Index. As such, the Index provides a reliable measure of market performance. The Index was first made available to the public on July 29, 1993.

                          THE SCHWAB SMALL-CAP INDEX(R)

         To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) incorporated in the United States or its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange, American Stock Exchange or the NASDAQ/NMS; and (3) its market value must place it among the second 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). Shareholders generally avoid exposure to the smallest companies, the shares of which are often thinly traded and very volatile, because these stocks are not included in the Index.

         A particular stock's weighting in the Schwab Small-Cap Index is based on its relative total market value (i.e., its market price per share multiplied by the number of shares outstanding), divided by the total market capitalization of the Schwab Small-Cap Index. The returns produced by the U. S. stock market during the 25 years ending December 31, 1995 have been exceeded by very few types of securities investments. Because the unmanaged performance of the U.S. stock market has often proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. Indexed institutional holdings have grown from less than $9 billion in 1980 to over $280 billion, a figure equal to approximately one-quarter of all institutional assets. (Source: Callan Associates Survey, reported in Fall 1990 edition of The Journal of Portfolio Management.)

         Historically, returns in a long-term investment in a group of common stocks representative of the stock market as a whole, as well as a group of common stocks representative of small-cap stocks, have significantly exceeded the returns of U.S. Treasury Bills, certificates of deposit, corporate bonds and inflation.

                                OTHER INFORMATION

         Each Fund has adopted a number of policies that should cause its portfolio turnover rate to be below the portfolio turnover rate of many other mutual funds. A lower portfolio turnover rate acts to minimize associated transaction costs.

         Each Fund may, from time to time, refer to recent studies that analyze certain techniques and strategies which the Funds may use. In addition, each Fund may, from time to time, promote the advantages of investing in a series that is part of a large, diverse mutual fund complex.

                               GENERAL INFORMATION

         The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.


         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of 10 or more shareholders who have been such for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

         The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of these Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance that the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectuses and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of October 25, 1996, Transamerica Occidental, Separate Account VA-5, Variable Annuity Dept. B-100, 1150 South Olive, Los Angeles, California 90015 and First Transamerica Life Insurance Co., Separate Account, VA-5NLNY Variable Annuity Dept. 3-150, 1150 South Olive, Los Angeles, California 95015 legally or beneficially owned 92.4% and 5.3%, respectively, of the Money Market Fund's shares of beneficial interest. In addition, as of October 31, 1996, the officers and Trustees of the Trust, as a group, owned less than 1% of the Trust's outstanding voting securities.

                        PURCHASE AND REDEMPTION OF SHARES

         You cannot purchase shares of the Funds directly, but you may allocate account value under your Contract to and from the Funds in accordance with the terms of your Contract. Please refer to the appropriate Separate Account Prospectus for information on how to purchase units of a Contract and how to select specific portfolios as investment options.


         The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Funds. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

                                OTHER INFORMATION

         The Funds' Prospectuses and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C.


         Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES


                                COMMERCIAL PAPER


                            MOODY'S INVESTORS SERVICE


         Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service ("Moody's"). Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates either an overwhelming or very strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

          Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Credit Rating Co. ("Duff"). Three gradations exist within this rating category: a Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations); a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor); and a Duff-1-rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment. Liquidity factors and company fundamentals are sound and risk factors are small.

                          FITCH INVESTORS SERVICE, INC.

         A Fitch Investors Service, Inc.'s ("Fitch") F-1+ is the highest commercial paper rating, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS


                                     MOODY'S

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and have ample margins of protection, although not as large as those of the top rated securities.

                                       S&P

         An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA

         Obligations supported by the highest capacity for timely repayment are rated A1+. An A1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although adverse changes in business, economic or financial conditions may affect this capacity.


                                      BONDS


                                     MOODY'S

         Moody's rates the bonds it judges to be of the best quality Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or extraordinarily stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what generally are known as "high grade bonds." Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protections, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks.

                                       S&P

         AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree.

                                      DUFF

         Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible -- only slightly more than for risk-free U.S. Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions.

COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS AND DEPOSIT OBLIGATIONS ISSUED BY BANKS


                             THOMSON BANKWATCH (TBW)

         TBW-1 is the highest category and indicates that the degree of safety regarding timely repayment of principal and interest is very strong. TBW-2 is the second highest category, and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

SCHWABFUNDS(R)
SCHWAB MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 1995



AGENCY OBLIGATIONS - 78.8%               PAR               VALUE
--------------------------------------------------------------------
DISCOUNT NOTES

Federal Farm Credit Bank
  5.67%, 01/08/96 ..........................  $  600,000        $  599,342
  5.66%, 01/12/96 ..........................   1,450,000         1,447,506
  5.68%, 01/31/96 ..........................     400,000           398,127
Federal Home Loan Bank
  5.68%, 01/25/96 ..........................   1,325,000         1,320,027
  5.65%, 01/25/96 ..........................     445,000           443,345
  5.62%, 02/02/96 ..........................     565,000           562,223
Federal Home Loan Mortgage Corp.
  5.52%, 01/10/96 ..........................   1,270,000         1,268,254
  5.68%, 01/16/96 ..........................   1,520,000         1,516,428
  5.67%, 01/22/96 ..........................     170,000           169,442
Federal National Mortgage Assoc.
  5.68%, 01/18/96 ..........................     245,000           244,346
  5.52%, 01/18/96 ..........................   1,625,000         1,620,780
  5.60%, 02/12/96 ..........................     810,000           804,765
  5.60%, 02/22/96 ..........................   1,350,000         1,339,197
Tennessee Valley Authority
  5.65%, 01/12/96 ..........................   1,020,000         1,018,258
  5.59%, 02/13/96 ..........................   1,220,000         1,211,927
                                                                ----------
TOTAL AGENCY OBLIGATIONS (Cost $13,963,967).                    13,963,967
                                                                ----------

U.S. TREASURY OBLIGATIONS - 21.2%
--------------------------------------------------------------------------
U.S. TREASURY BILLS
  5.37%, 01/11/96 ..........................      95,000            94,860
  5.50%, 02/08/96 ..........................     230,000           228,683
  5.40%, 02/08/96 ..........................     385,000           382,830
  5.39%, 02/08/96 ..........................     525,000           522,055
  5.43%, 02/15/96 ..........................   1,635,000         1,624,035
  5.29%, 02/15/96 ..........................      95,000            94,377
  5.39%, 02/22/96 ..........................     105,000           104,193
  5.45%, 03/07/96 ..........................      75,000            74,267
  5.02%, 03/07/96 ..........................     265,000           262,585
  4.88%, 03/14/96 ..........................     160,000           158,435
  5.02%, 03/28/96 ..........................     220,000           217,360
                                                               -----------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $3,763,680)  .....................                     3,763,680
                                                               -----------
TOTAL INVESTMENTS - 100% (Cost $17,727,647).                   $17,727,647
                                                               ===========

-----------
Notes to Schedule of Investments.

Yields shown are effective yields at the time of purchase and are stated according to the market convention for the security type. For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

See accompanying Notes to Financial Statements.

SCHWABFUNDS(R)
SCHWAB MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
---------------------------------------------------------------------------


ASSETS
  Investments, at value (Cost: $17,727,647) .................... $17,727,647
    Cash .......................................................       3,850
    Receivable for fund shares sold ............................     223,817
    Deferred organization costs ................................      25,732
    Prepaid expenses ...........................................          98
                                                                  ----------
      Total assets .............................................  17,981,144
                                                                  ----------

LIABILITIES
  Payable for:
    Dividends ..................................................      80,464
    Fund shares redeemed .......................................     970,101
    Investment advisory fee ....................................         105
    Other ......................................................      18,042
                                                                  ----------
      Total liabilities ........................................   1,068,712
                                                                  ----------
NET ASSETS applicable to outstanding shares .................... $16,912,432
                                                                  ----------
NET ASSETS CONSIST OF:
  Capital paid in .............................................. $16,912,496
  Accumulated net realized loss on investments sold ............         (64)
                                                                 -----------
                                                                 $16,912,432
                                                                 ===========
THE PRICING OF SHARES
  Outstanding shares, $0.00001 par value (unlimited shares
    authorized) ...............................................   16,912,496
  NET ASSET VALUE, offering and redemption price per share ....        $1.00


-----------

See accompanying Notes to Financial Statements.

SCHWABFUNDS(R)
SCHWAB MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
For the year ended December 31, 1995

---------------------------------------------------------------------------

Interest income ............................................... $660,502
                                                                --------
EXPENSES
   Investment advisory and administration fee .................   53,557
   Custodian fees .............................................   12,415
   Registration fees ..........................................       92
   Professional fees ..........................................   26,643
   Shareholder reports ........................................   11,735
   Trustees' fees .............................................    5,214
   Amortization of deferred organization costs ................    7,665
   Insurance and other expenses ...............................    3,572
                                                                 -------
                                                                 118,893
Less expenses reduced and absorbed ............................  (60,678)
                                                                 -------
   Total expenses incurred by Fund ............................   58,215
                                                                 -------
Net investment income .........................................  602,287
Net realized gain on investments sold .........................       33
                                                                 -------
Net increase in net assets resulting from operations .......... $602,320

-----------------
See accompanying Notes to Financial Statements.

SCHWABFUNDS(R)
SCHWAB MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS



                                                               FOR THE PERIOD
                                                                 MAY 3, 1994
                                                FOR THE         (COMMENCEMENT
                                              YEAR ENDED      OF OPERATIONS) TO
                                             DECEMBER 31,        DECEMBER 31,
                                                 1995               1994
-------------------------------------------------------------------------------

OPERATIONS
  Net investment income ..................... $   602,287         $   81,012
  Net realized gain (loss) on
    investments sold ........................          33                (97)
                                              -----------         -----------
    Increase in net assets resulting from
      operations ............................     602,320             80,915
                                              -----------         -----------
Dividends to shareholders from net
    investment income .......................    (602,287)           (81,012)
                                              -----------         -----------

CAPITAL SHARE TRANSACTIONS (dollar amounts
  and number of shares are the same)
  Proceeds from shares sold ................   68,313,915         16,565,781
  Net asset value of shares issued in
    reinvestment of dividends ..............      552,602             50,171
  Less payments for shares redeemed ........  (59,363,572)        (9,206,401)
                                              -----------        -----------
      Increase in net assets from
       capital share transactions ..........    9,502,945          7,409,551
                                              -----------        -----------
Total increase in net assets ...............    9,502,978          7,409,454

NET ASSETS
  Beginning of period ......................    7,409,454              --
                                              -----------        -----------
  End of period ...........................   $16,912,432        $ 7,409,454
                                              -----------        -----------

-----------
See accompanying Notes to Financial Statements.

SCHWABFUNDS(R)
SCHWAB MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
For the year ended December 31, 1995

1.      DESCRIPTION OF THE FUND

        The Schwab Money Market Portfolio (the "Fund") is a series of Schwab Annuity Portfolios (the "Trust"), a diversified, no-load, open-end, management investment company organized as a Massachusetts business trust on January 21, 1994 and registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on May 3, 1994.

        The Fund invests primarily in a portfolio of high quality, debt securities which mature within 397 days. The Fund is intended exclusively as an investment vehicle for Schwab Investment Advantage(TM), a variable annuity program.

2.      SIGNIFICANT ACCOUNTING POLICIES

        The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

        SECURITY VALUATION: Investments are stated at amortized cost which approximates market value.

        SECURITY TRANSACTIONS AND INTEREST INCOME: Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from security transactions are determined or an identified cost basis.

        REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

        DIVIDENDS TO SHAREHOLDERS: The Fund declares a daily dividend, equal to its net investment income for that day, payable monthly.

        DEFERRED ORGANIZATION COSTS: Costs incurred in connection with the organization of the Fund and its initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

        EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. As the Trust offers additional funds, expenses common to all series of the Trust will be allocated to each series in proportion to their relative net assets.

        FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund intends to qualify under the Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts. The Fund is considered a separate entity for tax purposes.

3.      TRANSACTIONS WITH AFFILIATES

        INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS: The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of .46% of the first $2 billion of average daily net assets, .45% of such assets over $2 billion and .40% of such assets in excess of $3 billion. Under this agreement, the Fund incurred investment advisory and administration fees of $53,557 for the year ended December 31, 1995, before the Investment Manager reduced its fee (see Note 4).

        OFFICERS AND TRUSTEES: Certain officers and trustees of the Trust are also officers or directors of the Investment Manager. During the year ended December 31, 1995, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $5,214 related to the Trust's unaffiliated trustees.

4.      EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER

        The Investment Manager reduced a portion of its fee and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. For the year ended December 31, 1995, the total of such fees and expenses reduced and absorbed by the Investment Manager was $60,678.

SCHWABFUNDS(R)
SCHWAB MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
For the year ended December 31, 1995

5.      INVESTMENT TRANSACTIONS

        Purchases, sales and maturities of investment securities for the year ended December 31, 1995, aggregated $117,667,482 and $107,376,242, respectively.

6.      FINANCIAL HIGHLIGHTS

        Per share income and capital changes for a share outstanding throughout the period:

                                                              FOR THE PERIOD
                                                               MAY 3, 1994
                                              FOR THE         (COMMENCEMENT
                                             YEAR ENDED     OF OPERATIONS) TO
                                             DECEMBER 31,      DECEMBER 31,
                                                1995               1994
                                            --------------   ----------------
Net asset value at beginning of period....       $1.00           $1.00
Income from investment operations
  Net investment income...................         .05             .03
  Net realized and unrealized gain (loss)
    on investments........................          --              --
                                               ---------      ----------
     Total from investment operations.....         .05             .03
Less distributions
  Dividends from net investment income....        (.05)           (.03)
  Distributions from realized gain
    on investments........................          --              --
                                               ---------      ----------
     Total distributions..................        (.05)           (.03)
                                               ---------      ----------
Net asset value at end of period..........       $1.00           $1.00
                                               =========      =========
Total return..............................        5.26%           2.55%
Ratios/Supplemental data
  Net assets, end of period............... $16,912,432      $7,409,454
  Ratio of expenses to average net assets.         .50%            .50%*
  Ratio of net investment income to
    average net assets....................        5.17%           4.16%*

        The Investment Manager has reduced a portion of its fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended December 31, 1995 and 1994, would have been 1.02% and 2.10%*, respectively, and the ratio of net investment income to average net assets would have been 4.65% and 2.56%*, respectively.

---------------------
* Annualized

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
SCHWABFUNDS(R)
SCHWAB MONEY MARKET PORTFOLIO
REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees and Shareholders of the Schwab Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Money Market Portfolio (one of the series constituting Schwab Annuity Portfolios, hereafter referred to as the "Trust") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
San Francisco, California
January 31, 1996

F-7